SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

FULL HOUSE RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FULL HOUSE RESORTS, INC.

4670 Fort Apache Road, Suite 190

Las Vegas, Nevada 89147

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on 19th day of May, 2005

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders, which will be held at 10:00 a.m., local time, on the 19th day of May, 2005, at Luxe Hotel Sunset Boulevard Bel-Air, 11461 Sunset Boulevard, Los Angeles, CA 90049, for the following purposes:

(1)	The election of six (6) members to our Board of Directors to serve until our 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2)	Ratification of the appointment of Piercy Bowler Taylor & Kern as our independent auditors for 2005; and

(3)	The transaction of such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 22, 2005 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

/s/ J. Michael Paulson
J. Michael Paulson Chairman of the Board

Las Vegas, Nevada

April 25, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

2005 ANNUAL MEETING OF STOCKHOLDERS

OF

FULL HOUSE RESORTS, INC.

PROXY STATEMENT

This proxy statement contains information relating to our 2005 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on May 19, 2005, at Luxe Hotel Sunset Boulevard Bel-Air, 11461 Sunset Boulevard, Los Angeles, CA 90049 and to any adjournments or postponements. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 25, 2005.

ABOUT THE MEETING

What Is The Purpose Of The Annual Meeting?

At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of six (6) directors and the ratification of Piercy Bowler Taylor & Kern as our independent auditors. In addition, our management will report on our performance during 2004 and respond to questions from stockholders.

Who Is Entitled To Vote?

Only stockholders of record at the close of business on the record date, April 22, 2005, are entitled to receive notice of the annual meeting and to vote the shares of our common stock or preferred stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of preferred stock entitles its holder to cast one vote on each matter to be voted upon. Half of the outstanding shares of preferred stock are held by William P. McComas, one of our Directors.

Who Can Attend The Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. You will also need a photo ID to gain admission.

What Constitutes A Quorum?

The presence at the meeting, in person or by proxy, of the holders of 40% of the total number of shares of our common stock and preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 10,340,380 shares of our common stock were outstanding and held by approximately 129 stockholders of record, and 700,000 shares of our Series A Preferred Stock were outstanding and entitled to one vote each voting together with the common stock and held by two stockholders of record. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Prior to the annual meeting, we will select one or more inspectors of election. These inspectors will determine the number of shares of common stock and Series A preferred stock represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

Can I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What Are The Board’s Recommendations?

The enclosed proxy is solicited on behalf of our board of directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•	FOR the election of the nominated slate of directors (see pages 5-7).

•	FOR the ratification of Piercy Bowler Taylor & Kern as independent auditor (see page 7).

The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What Vote Is Required To Approve Each Item?

Election Of Directors. A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Ratification of Piercy, Bowler, Taylor, & Kern. An affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the independent auditor. A properly executed proxy marked “ABSTAIN” with respect to ratification will not be voted with respect to ratification, although it will be counted for purposes of determining whether there is a quorum.

Other Items. For any other item which may properly come before the meeting, the affirmative vote of a majority of the shares of common stock present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. A properly executed proxy marked “ABSTAIN” with respect to any of those matters will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who Pays For The Preparation Of The Proxy Statement?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us but solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expresses associated with retaining this solicitation firm.

You should review the information provided in this proxy statement in conjunction with our 2004 Annual Report to Stockholders, which accompanies this proxy statement. Our principal executive offices are located 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147 and our telephone number is (702) 221-7800. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP

The following table sets forth information as of the record date concerning the beneficial ownership of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,

•	each director,

•	each of the named executive officers (as defined below), and

•	all executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percentage of Class Outstanding (1)
Common Stock:
William P. McComas (2)	2,058,537	(3)	19.4%

Lee A. Iacocca (2)	1,381,471	(3)(4)	12.6%

LKL Family Limited Partnership 10900 Wilshire Boulevard, Suite 310 Los Angeles, California 90024	1,056,471		10.2%

J. Michael Paulson (2)	3,281,500	(5)	31.7%

Allen E. Paulson Living Trust 514 Via De La Valle, Suite 210 Solana Beach, California 92075	3,181,500		30.8%

Andre Hilliou (2)	7,500		-0-%

Greg Violette (2)	7,500		-0-%

All Officers and Directors as a Group (5 Persons)	6,736,508	(6)	61.7%

Series A Preferred Stock:

William P. McComas (2)	350,000		50.0%

H. Joe Frazier 2420 Sea Island Drive Fort Lauderdale, Florida 33301	350,000		50.0%

(1)	Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes. Any securities outstanding which are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(2)	The address for Messrs. Paulson, McComas, Iacocca, Hilliou and Violette is c/o Full House Resorts, 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147
(3)	Includes options to purchase 250,000 and 325,000 shares of common stock for Messrs. McComas and Iacocca, respectively.
(4)	Includes 1,056,471 shares held by the LKL Family Limited Partnership of which Lee A. Iacocca is the General Partner.
(5)	Includes 3,181,500 shares held by the Allen E. Paulson Living Trust of which Mr. J. Michael Paulson is the trustee.
(6)	Includes 575,000 shares of common stock which may be purchased upon exercise of currently exercisable options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) reports were timely filed by our officers, directors and greater than ten percent beneficial owners.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our board of directors shall be fixed from time to time by the board. Our board of directors currently consists of three directors. The nominees to be voted on by stockholders at this meeting are Carl G. Braunlich, Andre M. Hilliou, Lee A. Iacocca, William P. McComas, Mark J. Miller and J. Michael Paulson.

All nominees have consented to be named and have indicated their intent to serve if elected. We have no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as our board of directors may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Carl G. Braunlich, Andre M. Hilliou, Lee A. Iacocca, William P. McComas, Mark J. Miller and J. Michael Paulson.

The names, ages and positions of all our nominees for director and executive officers as of April 25, 2005 are listed below, followed by a brief account of their business experience during the past five years.

Name	Age	Position
J. Michael Paulson	50	Chairman

Lee A. Iacocca	81	Director

William P. McComas	79	Director

Andre M. Hilliou	57	Director Nominee / Chief Executive Officer

Carl G. Braunlich	52	Director Nominee

Mark J. Miller	48	Director Nominee

Barth F. Aaron	56	Secretary

Greg Violette	54	Chief Operating Officer

James. D. Meier	40	Chief Financial Officer

J. Michael Paulson is has been our Chairman and a director of the company since 2004. Mr. Paulson has been involved in the real estate development and investment business since 1986 as the Founder, Owner and President of Nevastar Investments Corp. and Construction Specialist of Nevada, Inc. Mr. Paulson has been a director, president and general manager of Gold River Resort and Casino, Inc. and Gold River Operating Corporation since 2000. Mr. Paulson also serves as a director or officer of various businesses involving thoroughbred racing and breeding operations, oil exploration and real estate, gaming and equity investments. Mr. Paulson worked in the aerospace industry for 17 years, including 11 years with Gulfstream Aerospace Corporation.

Lee A. Iacocca has been one of our directors since April 1998. In 1997, he founded EV Global Motors, to design, market and distribute the next generation of electric vehicles. Mr. Iacocca is former Chief Executive Officer and Chairman of the Board of Directors of Chrysler Corporation, retiring from those positions in 1992. He retired as a Chrysler Director in September 1993 and continued to serve as a consultant to Chrysler until 1994. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research, and is Chairman of the Committee for Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty—Ellis Island Foundation and serves on the Advisory Board of Reading Is Fundamental, the nation’s largest reading motivation program.

William P. McComas has been one of our directors since November 1992. He served as interim President of Full House Resorts between October 7, 1997 and April 9, 1998 and became Chairman of the Board and Chief Executive Officer on March 5, 1998 and served in that capacity until 2004. He has been President of McComas Properties, Inc., a California real estate development company, since January 1984. Mr. McComas and companies controlled by him have owned or developed several hotels and resorts, including Marina Bay Resort, Fort Lauderdale, Florida; Ocean Colony Hotel and Resort, Half Moon Bay, California; Residence Inn by Marriott, Somers Point, New Jersey; and five Holiday Inns located in Des Moines, Iowa; San Angelo, Texas; Suffern, New York; Niagara Falls, New York; and Fort Myers, Florida.

Andre M. Hilliou became President and Chief Executive Officer of Full House on March 1, 2004. From 2001 until joining the Full House, he served as Chairman and Chief Executive Officer of Vision Gaming and Technology. Mr. Hilliou held executive positions with various companies including Chief Executive Officer of American Bingo and Gaming, Inc. and Chief Executive Officer of Aristocrat, Inc. He also spent 16 years with the Showboat Corporation, reaching the level of Senior Vice President of Operations for its Atlantic City, New Jersey property, and Chief Executive Officer of Showboat’s Sydney Harbour Casino, a $1 billion development project.

Dr. Carl G. Braunlich is Associate Professor, Department of Hospitality and Tourism Management, at Purdue University, West Lafayette, Indiana. Dr. Braunlich holds a Doctor of Business Administration in International Business from United States International University, San Diego, CA. He has been a Professor at Purdue since 1990. Previously he was on the faculty at United States International University. Dr Braunlich has held executive positions at the Golden Nugget Hotel and Casino in Atlantic City, NJ and at Paradise Island Hotel and Casino, Nassau, Bahamas. He has been a consultant to Wynn Las Vegas, Harrah’s Entertainment, Inc., Showboat Hotel and Casino, Bellagio Resort and Casino, International Game Technology, Inc., Atlantic Lottery Corporation, Nova Scotia Gaming Corporation and the Nevada Council on Problem Gambling. He was on the Board of Directors of the National Council on Problem Gambling and has served on several Problem Gambling Committees, including those of the Nevada Resort Association and the American Gaming Association.

Mark J. Miller Since 2003, Mr. Miller has served as Executive Vice President and Chief Financial Officer of Aero Products International, a leading maker of premium, air-filled bedding products. From 1998 until 2003, Mr. Miller was Executive Vice President and Chief Financial Officer and then, Chief Operating Officer of American Skiing Company, owner and operator of seven well-known ski resorts located in New England, Colorado and Utah. From 1994 until 1998, he was an Executive Vice President of Showboat, Inc. with responsibility for operational support for new casino development. Previously, Mr. Miller served in various positions within the Showboat organization, including President and Chief Executive Officer of Atlantic City Showboat, Inc. Mr. Miller holds a Master Degree in Accountancy from Brigham Young University and is a Certified Public Accountant.

Greg Violette became Chief Operating Officer on January 14, 2005 and served as our Chief Financial Officer from March 1, 2004 until January 14, 2005. Mr. Violette has 12 years of gaming experience. From August 2001 until joining Full House he was a financial and operational consultant to the gaming industry. From August 1997 until August 2001 he served as Chief Financial Officer of Pacific Coast Gaming and Michels Development Company (under common ownership) in the business of developing and managing casinos. Prior to that Mr. Violette served as the Chief Financial Officer for casinos in the Midwest. He has been involved in developing and managing several casinos for tribes in the Midwest and Southwest. Prior to his gaming experience, Mr. Violette worked in the travel industry for 10 years, holding middle and senior management positions with Hertz Rent a Car and Northwest Airlines.

Barth F. Aaron was appointed Secretary of Full House on March 26, 2004. He has served as General Counsel for the Company since March 2, 2004. From April 2002, Mr. Aaron was General Counsel of Vision Gaming and Technology, Inc., for which he remains company Secretary and legal counsel. From January 2001 until April 2002, Mr. Aaron served as Corporate Director of Regulatory Compliance and Risk Management for Penn National Gaming, Inc. From August 1996 until May 2000, Mr. Aaron was Corporate General Counsel for Aristocrat, Inc., the U.S. subsidiary of Australia’s largest slot machine manufacturer, where he was a legal consultant from May 2000 until January 2001. Mr. Aaron has been a Deputy Attorney General with the New Jersey Division of Gaming Enforcement and is admitted to practice law in the states of Nevada, New Jersey and New York.

James D. Meier became Chief Financial Officer on January 14, 2005 and has served as our Controller from July 1, 2004 until January 14, 2005. Previously, he served as Chief Financial Officer of Capital One, LLC and of Phoenix Leisure Corporation. He has held financial and accounting positions at Ameristar Casinos, Inc. and Nevada Palace Hotel and Casino and was an auditor with Piercy Bowler Taylor & Kern. Mr. Meier is a Certified Public Accountant and Certified Management Accountant with a Master’s Degree in Hotel Administration from University of Nevada, Las Vegas. He received his Bachelor of Science degree in Business Administration from Minnesota State University.

The term of office of each director ends at the next annual meeting of stockholders or when his successor is elected and qualified. Our officers serve at the discretion of the board of directors. None of our officers has an employment agreement with the company. None of our directors receive compensation for their service as a director.

Director Compensation

Directors are not compensated for their service on the board.

Meetings and Committees of the Board of Directors

During fiscal year 2004, the board of directors held three meetings. It also held four meetings acting as the audit committee. Each director attended at least 75% of the board of directors meetings and committee meetings for which their attendance was required.

Our board of directors does not currently have a standing audit, nominating or compensation committee or any committees performing similar functions. The full board of directors performs these functions. Two current members of our board of directors are deemed “independent” in accordance with the listing requirements of the National Association of Securities Dealers as well as the American Stock Exchange. In addition, Dr. Braunlich and Mr. Miller will also be deemed independent in accordance with those requirements if elected. Mr. Hilliou will be deemed an executive director of the Company.

The full board of directors acts as the Nominating Committee for the annual selection of director nominees. The board of directors believes that it has been appropriate for Full House not to have such a committee given its size and the size of the full Board of Directors. The full board of directors acting as the Nominating Committee will consider stockholder recommendations for director candidates and will do so in the same manner that it considers all director candidates. There are no specific, minimum qualifications that must be met by a director nominee recommended by a stockholder except as provided for by applicable law. A stockholder wishing to recommend a prospective director nominee for consideration should send notice to Full House Resorts, Inc., Attention: Board of Directors c/o Company Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. To be considered timely, the notice of recommendation must be made in writing and received by the Company Secretary by August 26, 2005. The full board of directors met in its capacity as the Nominating Committee during 2005 to recommend who will be nominated as a director at the annual meeting of stockholders. Full House has not adopted a formal nominating committee charter.

Compensation Committee Interlocks and Insider Participation

We do not have a compensation committee of our board of directors. No executive officer of Full House serves as a member of the compensation committee of the board of directors of any entity one or more of whose executive officers serves as a member of our board of directors.

Communications with the Board of Directors

Stockholders may contact or communicate with an individual director or the Board of Directors as a group, including the non-employee directors as a group, by addressing that letter to Full House Resorts, Inc., Attention: Board of Directors c/o Company Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. Each communication should specify the applicable addressee or addressees to be contacted.

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

Piercy Bowler Taylor & Kern (‘PBTK’) was retained as the Company’s independent auditors for the year ending December 31, 2004. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PIERCY, BOWLER, TAYLOR & KERN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.

INDEPENDENT AUDITOR MATTERS

Independent Auditors

Deloitte & Touche, LLP served as Full House’s independent auditors for the year ended December 31, 2003. Deloitte & Touche LLP was dismissed as the company’s independent auditor on July 12, 2004. Their reports on the consolidated financial statements for the two years prior to dismissal did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On July 12, 2004, we retained PBTK as our independent auditor. PBTK audited Full House’s annual consolidated financial statements for the year ended December 31, 2004. Representatives of PBTK are expected to attend the meeting, and be available to answer questions. We do not expect them to make a statement.

During fiscal year 2004, Full House retained PBTK to provide services in the following categories and amounts:

Audit Fees

We paid or accrued an aggregate of $63,000 in 2004 and $85,500 in 2003 in fees for professional services in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during that fiscal year.

Audit Related Fees

We did not engage PBTK for any audit related professional services for the fiscal year ended December 31, 2004.

Tax Fees

We did not engage PBTK for any tax related professional services for the fiscal year ended December 31, 2004.

All Other Fees

We did not engage PBTK for any other services for the fiscal year ended December 31, 2004.

Because we do not have an audit committee, we do not have audit committee pre-approval policies and procedures. All of the services provided by our independent auditors were approved by our board of directors and the board of directors believes that the provision of these services is consistent with maintaining the accountants’ independence.

Audit Committee Report

The following report of the Board of Directors sitting as the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of Full House’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

The board of directors, acting as the Audit Committee oversees the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the financial reporting process including the system of internal controls.

In fulfilling our oversight responsibilities, we reviewed and discussed the financial statements with management. In addition, we discussed with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The independent auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with maintaining their independence.

Based on our review with management and the independent auditors of Full House’s audited consolidated financial statements and the independent auditors’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended that the audited consolidated financial statements be included in Full House’s Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Board of Directors

Sitting as the Audit Committee

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the annual compensation paid or accrued by us for services rendered during each year presented, for the named Executive Officers, for services in all capacities to us and our subsidiaries. No other executive officer received over $100,000 in annual salary and bonus in 2004.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Other Annual Compensation
Andre M. Hilliou Chief Executive Officer	2004 2003 2002	$150,000 -0- -0-	$-0- -0- -0-
Greg Violette Chief Operating Officer	2004 2003 2002	$125,000 -0- -0-	$-0- -0- -0-
James Dacey Vice President of Development	2004 2003 2002	$170,000 170,000 170,000	$-0- -0- -0-
Michael P. Shaunnessy (1) Former Executive Vice President and Chief Financial Officer	2004 2003 2002	$49,515 250,000 250,000	$100,000 -0- -0-
William P. McComas Former Chairman and Chief Executive Officer	2004 2003 2002	$-0- 250,000 250,000	$-0- -0- -0-

(1)	Other Annual Compensation amount represents severance payment.

Option Grants In Last Fiscal Year

We did not grant any options to purchase common stock to the Named Executive Officers during 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

The following table sets forth certain information concerning the fiscal year-end value of the unexercised stock options held by the Named Executive Officers. No options were exercised by such officers in 2004.

	Number of Securities Underlying Unexercised Options at 2004 Fiscal Year End		Value of Unexercised In the Money Options at 2004 Fiscal Year End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

William P. McComas	250,000	-0-	-0-	-0-

(1)	Based upon the market value of the underlying securities at December 31, 2004 of $0.60, minus the exercise price of “in-the-money” options.

Employment Agreements

In January 2002, we entered into an employment agreement with Michael P. Shaunnessy, our then chief financial officer. The agreement provided that during the two-year term Mr. Shaunnessy would be paid a salary of $250,000 and participate in such benefits plans and bonus plans as we provided to other executives. In the event he was terminated without cause or he terminated his employment for good reason, each as defined in the agreement, we would continue to pay his salary, benefits and bonus until January 1, 2004. Following the expiration of his employment agreement, Mr. Shaunnessy’s employment with the company was terminated and he was paid severance compensation of $100,000.

Stock Option Plans

At December 31, 2004, Full House had three stock-based compensation plans that are described below. The ability to issue stock option grants under each of these plans expired on June 30, 2002. Because options have historically been granted with exercise prices equal to market value on the grant date, no compensation cost has been recognized for options granted under the Non-Employee

Director Stock Plan, Incentive Stock Plan (except as disclosed below related to options granted under the Incentive Stock Plan to a consultant / principal shareholder) and an informal director stock plan. Since all options that are outstanding as of December 31, 2004 have vested, applying the fair value recognition provisions of SFAS No. 123 results in pro forma net income (loss) that is the same as historical reported net income (loss) during the years ended 2004 and 2003.

Full House had reserved 300,000 shares of its common stock for issuance under the Non-Employee Director Stock Plan. As of December 31, 2004, there were no outstanding options under this Plan.

Full House had reserved 3,000,000 shares of its common stock for issuance under the 1992 Incentive Plan, as amended in June 1999. This plan allowed for the issuance of options and other forms of incentive awards, including qualified and non-qualified incentive stock options at market or less than market value at the date of the grant. The persons eligible for such plan included employees and officers of Full House (whether or not such officers are also directors of Full House) and consultants and advisors to Full House, who are largely responsible for the management, growth and protection of the business of Full House. Options issued under the Incentive Plan were generally exercisable over a term of ten years. The total options outstanding under the 1992 Incentive Plan, including the consulting options at December 31, 2004 and 2003 were 250,000 and 400,000, respectively.

On March 3, 1997, the Board of Directors approved a grant of options to each of Full House’s three directors, to purchase 250,000 shares of common stock at an exercise price per share equal to the fair market value. As of December 31, 2004, 250,000 of these options are outstanding and exercisable at $2.25 per share. The total options outstanding under this Plan at December 31, 2004 and 2003 were 325,000.

A summary of the status of Full House’s stock option plans as of December 31, 2004 and 2003, and changes during the years then ended is presented below:

	2004		2003
	WEIGHTED-AVERAGE EXERCISE		WEIGHTED-AVERAGE EXERCISE

	SHARES	PRICE	SHARES	PRICE
Outstanding at beginning of year	725,000	$2.75	911,000	$2.65
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	150,000	2.25	186,000	2.25

Outstanding at end of year	575,000	2.88	725,000	2.75

Exercisable at year-end	575,000	2.88	725,000	2.75

As of December 31, 2004, the 575,000 options outstanding and exercisable have exercise prices ranging between $2.25 and $3.69, and a weighted average remaining contractual life of 2.3 years.

Certain Relationships and Related Transactions

None

GENERAL INFORMATION

Other Matters. The Board of Directors does not intend to present any matter for action at the annual meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Information Concerning Shareholder Proposals and Director Nominations. Any stockholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the proxy statement for the 2006 Annual Meeting of Stockholders should submit the proposal in writing to the Corporate Secretary, Full House Resorts, Inc., 4670 South Fort Apache Road, Suite 190, Las Vegas Nevada 89147. We must receive a proposal by August 26, 2005 in order to consider it for inclusion in the proxy statement for the 2006 Annual Meeting of Stockholders.

Stockholders who wish to present director nominations or any other business at the 2006 Annual Meeting of Stockholders are required to notify the Corporate Secretary of their intent no later than August 26, 2005. We retain discretion to vote proxies we receive with respect to proposals received after April 1, 2006.

By Order of the Board of Directors,

/s/ J. Michael Paulson
J. Michael Paulson Chairman of the Board

Las Vegas, Nevada

April 25, 2005

ANNUAL MEETING OF STOCKHOLDERS OF

FULL HOUSE RESORTS, INC.

May 19, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

PROPOSAL ONE: Election of Directors.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

NOMINEES:

Carl G. Braunlich

Lee A. Iacocca

Andre M. Hilliou

William P. McComas

Mark J. Miller

J. Michael Paulson

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

PROPOSAL TWO: Ratification of Piercy Bowler Taylor & Kern as independent auditors of the Company for 2005.

OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforeseen matters which are properly brought before the meeting as management may recommend.

The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above-named proxies may do at such meeting or any adjournments thereof, by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED AT LEFT AND PROPOSAL 2.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FULL HOUSE RESORTS, INC.

This Proxy is Solicited on behalf of the Board of Directors

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a stockholder in Full House Resorts, Inc., a Delaware corporation (“Full House”) hereby appoints William P. McComas and Lee A. Iacocca, and each of them acting jointly, if more than one be present, to be the true and lawful attorneys and proxies for the undersigned, to vote all of shares of Full House as the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of stockholders of Full House to be held on May 19, 2005 or any adjournment thereof, on the following matters and, in their discretion, on such other matters as may properly come before the meeting. This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the following Proposals.

(Continued and to be signed on the reverse side)